Exhibit 10.1

FORM OF BIOJECT MEDICAL TECHNOLOGIES INC.

CONVERTIBLE NOTE PURCHASE AND WARRANT AGREEMENT

This Convertible Note Purchase and Warrant Agreement (the “Agreement”) is made as of June 29, 2011, by and between Bioject Medical Technologies Inc., an Oregon corporation (the “Company”), and each of the purchasers listed on Exhibit A to this Agreement (each, a “Purchaser”).

RECITALS

The Company desires to issue and sell, and each Purchaser desires to purchase, a convertible subordinated promissory note in substantially the form attached to this Agreement as Exhibit B (together, the “Notes”), which shall be convertible on the terms stated therein into stock of the Company. Each Purchaser shall also receive a warrant (the “Warrant”) to purchase additional shares of the Company pursuant to the form of warrant attached hereto as Exhibit C. The Note, the equity securities issuable upon conversion thereof (and any securities issuable upon conversion of such equity securities), the Warrant and the equity securities issued upon the Purchaser’s exercise of the Warrant are collectively referred to herein as the “Securities.” Terms not otherwise defined in this Agreement shall have the meaning given to them in the Note attached hereto as Exhibit B.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Purchase and Sale of Notes and Warrants.

(a) Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined in Section 1(c) below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount specified with respect to that Purchaser on Exhibit A. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Note shall be convertible into equity securities of the Company as provided for under the Note, and the Warrant shall be exercisable for equity securities of the Company as provided for under the Warrant. The Company’s agreements with each of the Purchasers are separate agreements, and the sale of the Notes to each of the Purchasers are separate sales, but all of the Notes together shall have the same terms and conditions and shall be regarded as a single loan to the Company. The maximum aggregate principal amount of Notes the Company may sell under this Agreement is $500,000.

(b) Warrants. Upon the Closing, each Purchaser shall receive a Warrant to purchase a number of shares of the Company’s common stock equivalent to 10% warrant coverage. If any Purchaser elects to extend the maturity date of the Notes to June 28, 2012, the Company will issue each such Purchaser a second Warrant to purchase a number of shares of the Company’s common stock equivalent to 10% warrant coverage. The number of shares of common stock determined by multiplying the Warrant Coverage Amount by the principal amount of the Note and dividing the result by the Exercise Price. The exercise price per share of the Warrant (“Exercise Price”) is $0.19, subject to adjustment as set forth in the Warrant.

(c) Closing; Delivery.

(i) The initial purchase and sale of the Notes shall take place at the offices of the Company, 20245 SW 95th Avenue, Tualatin, OR 97062, at 1:00 p.m., on June 29, 2011 (the “Closing”). At Closing, the Company shall deliver to each Purchaser the Note to be purchased by Purchaser against payment of the purchase price therefor by personal check (acceptance by the Company is subject to receipt of readily available funds), cashier’s check or by wire transfer to the Company’s bank account and the duly executed Warrant and the parties shall execute and deliver the Registration Rights Agreement in the form attached hereto as Exhibit D (the “Registration Rights Agreement”).

2. Stock Purchase Agreement.

(a) Each Purchaser understands and agrees that the conversion of the Note into equity securities of the Company may require such Purchaser’s execution of certain agreements relating to the purchase and sale of such securities as well as registration, information and voting rights, if any, relating to such equity securities.

(b) Each Purchaser agrees to be bound by the agreements described in Section 2(a).

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that:

(a) Organization. The Company is a corporation duly organized and validly existing under the laws of the State of Oregon and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Note, the Warrant, the Registration Rights Agreement, the shares of the Company’s capital stock issuable on conversion or exercise thereunder, and the performance of all obligations of the Company hereunder and thereunder, has been taken or will be taken prior to the Closing. The shares of Common Stock issuable upon exercise of the Warrant and pursuant to Section 4.1.1 of the Note, upon issuance in accordance with the terms of the Warrant or Note, as applicable, will be duly and validly issued, fully paid, and nonassessable. The Agreement, the Registration Rights Agreement, the Note and the Warrant, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the Registration Rights Agreement, the offer, sale or issuance of the Note, the Warrant, conversion of the Note, exercise of the Warrant or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

(d) Offering. Assuming the accuracy of the representations and warranties of each Purchaser contained in Section 4 hereof, the offer, issue and sale of the Notes and the Warrant are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(e) SEC Documents; Financial Statements. As of the Closing, the Company shall have filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (“SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

4. Representations and Warranties of the Purchaser. Each Purchaser hereby represents and warrants to the Company that:

(a) Authorization. The Purchaser has the full right, power and authority to enter into and perform the Purchaser’s obligations under this Agreement, and this Agreement when executed and delivered by the Purchaser will constitute valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief or other equitable remedies.

(b) Purchase Entirely for Own Account. The Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser is not an entity formed for the specific purpose of acquiring any of the Securities.

(c) Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser has had the opportunity to ask questions of the Company concerning the Company’s business and any related matter, and has received answer to his or her satisfaction.

(d) Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e) Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i) “THIS NOTE, AND THE SECURITIES ISSUABLE PURSUANT TO A CONVERSION OF THIS NOTE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS NOTE, AND THE SECURITIES ISSUABLE PURSUANT TO A CONVERSION OF THIS NOTE, HAVE BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE, OR FOR THE SECURITIES ISSUABLE PURSUANT TO A CONVERSION OF THIS NOTE, AS THE CASE MAY BE, UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE HOLDER (CONCURRED IN BY LEGAL COUNSEL FOR THE CORPORATION) THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER”

(ii) “THIS WARRANT, AND THE SECURITIES ISSUABLE PURSUANT TO AN EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS WARRANT, AND THE SECURITIES ISSUABLE PURSUANT TO AN EXERCISE OF THIS WARRANT, HAVE BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS WARRANT, OR FOR THE SECURITIES ISSUABLE PURSUANT TO AN EXERCISE OF THIS WARRANT, AS THE CASE MAY BE, UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE HOLDER (CONCURRED IN BY LEGAL COUNSEL FOR THE CORPORATION) THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER”

(iii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(f) Accredited Investor. Each Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act, because each of the undersigned is either (a) a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 (excluding the value of Purchaser’s (or Purchaser and his or her spouse’s) primary residence) as of the date of this Agreement, (b) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess or $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or (c) a director or executive officer of the Company. Each Purchaser is in a financial position to hold the Securities and is able to bear the economic risk and withstand a complete loss of such Purchaser’s investment in the Securities.

5. Conditions of the Purchaser’s Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a) Representations and Warranties. The representations and warranties of each Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c) Payment of Principal Amount. Purchaser shall have paid by check or wire transfer of immediately available funds the principal amount set forth on the signature page of this Agreement.

7. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Oregon, without giving effect to principles of conflicts of law. The parties agree that the state or federal courts located in the State of Oregon constitute the sole and exclusive venue, and the exclusive jurisdiction, for disputes arising under or with respect to this Agreement.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below or as subsequently modified by written notice.

(f) Finder’s Fee. Except as may otherwise be specifically agreed to by the parties, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the outstanding principal amount of the Notes. Any amendment or waiver effected in accordance with this Section 7(g) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law or in violation of any law, exchange rule or regulation to which the Company is subject, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

[Signature Page Follows]

The parties have executed this Convertible Note Purchase and Warrant Agreement as of the date first written above.

COMPANY:

Bioject Medical Technologies Inc.

By:

Name:

(print)

Title:

Address:

Facsimile Number:

PURCHASER:

(Purchaser)

By:

Name:

(print)

Title:

Address:

Facsimile Number:

Exhibits:

A – Schedule of Purchasers

B – Form of Convertible Promissory Note (filed as separate exhibit)

C – Form of Warrant (filed as separate exhibit)

D – Form of Registration Rights Agreement (filed as separate exhibit)

Exhibit A

Schedule of Purchasers

Name	Amount

Albert Hansen IRA	$75,000

Mark Logomasini	$75,000

Ed Flynn	$50,000

Ralph Makar	$25,000

Exhibit A